Exhibit 10.28

                              Consulting Agreement

     It is agreed as of this 1st day of January, 1997, by and between Ball Corporation (Ball) and The Cygnus Enterprise Development Corp. (Consultant), residing at or whose principal place of business is located at PO Box 1590, Granby, CO 80446, as follows:

1.   Whereas, Consultant has generalized expertness in corporate management;

     Whereas Ball is interested in various projects associated with the above expertise;

     Now therefore:

2. Consultant shall perform for Ball the consulting services as mutually agreed upon from time to time, and as may be authorized from time to time in Schedule 4, using the equipment and services contained in Schedule 5, during the period described in Schedule 4, which by this reference are incorporated herein.

3. Ball shall pay to Consultant and Consultant shall accept the compensation provided for in Schedule 4.

     Consultant shall submit invoices containing the following data:

     a)  Contract number must be listed on the invoice.
     b)  Invoice date
     c)  Dates of service
     d)  Days worked
     e)  Location and description of services
     f) Signed statement certifying that the invoice is correct and just; that it is based on time records maintained on a current basis; that payment has not been received; and that the amount paid may become the basis for a claim against the United States Government; and that the charges represent Consultant's total for the dates included.
     g)  Itemized Expenses:
         1)  Date
         2)  Description
         3)  Air Transportation
         4)  Auto Rental
         5)  Personal Auto Mileage and Rate
         6)  Lodging
         7) Business Meals itemizing when, where, what, how much, purpose and attendees
         8)  Reasonable and customary expenses for meals and incidentals
         9)  Fees as enumerated in Sections 4.2, 4.3 and 4.4.
        10)  Other
        11) Signed statement certifying that these expenses have been incurred in support of the services rendered herein

     h) Send invoices to Ball Corporation, 345 High Street, P.O. Box 2407, Muncie, IN 47307-0407 Attn: G. A. Sissel

     Expenses of $25.00 or more must be supported by original receipts or risk non-reimbursement.

4. Consultant shall operate as, and have the status of, an independent contractor and shall not act as or be an agent or employee of Ball. All of the Consultant's activities will be at its own risk, and Consultant shall not be entitled to Workers Compensation or similar benefits or other employee benefits from Ball other than normal retirement benefits. Consultant shall indemnify and hold Ball harmless from any and all claims, actions, causes of action, liabilities, losses, or expenses associated with the failure of Consultant to comply with applicable legal requirements regarding coverage for workers compensation liability, either for itself, its employees, or subcontractors.

     Ball and Consultant shall insure that effort associated with Boards of Director activities shall be covered by D & O insurance.

     As an independent contractor, Consultant shall be solely responsible for determining the means and methods for performing the consulting services. Consultant shall determine the time, the place and the manner in which it shall accomplish its services within an overall schedule in accordance with
     Schedule 4. Ball shall receive only the results of Consultant's services. Although Ball shall not control and supervise the Consultant, Ball shall have the right to surveil the consultant's performance and to suggest direction, but only insofar as to enable or insure satisfactory performance in accordance with the scope of work.

     Consultant shall indemnify and hold Ball harmless from any and all claims, actions, causes of action, suits, judgments, including costs and attorney's fees arising out of Consultant's breach of this agreement, and any negligent or wrongful acts and/or omissions of Consultant, its employees, subcontractors, agents, assigns and invitees.

     Consultant is not entitled to unemployment insurance benefits unless employment compensation coverage is provided by Consultant or by an entity other than Ball. Consultant is solely responsible for reporting its income and for paying Federal and State Income Tax on any monies paid by Ball to Consultant pursuant to this Agreement, and Ball shall have no obligation to withhold any amounts from such monie s to cover Federal or State withholding obligations.

     Consultant acknowledges that: (a) Ball does not require Consultant to work exclusively for Ball, (b) Ball will not provide any training or tools except as delineated in Schedule 5, and (c) the respective operations of Ball and Consultant shall remain separate and distinct throughout the term of this Agreement.

5. Consultant shall perform its consulting services with that standard of care, skill and diligence normally provided by a professional person in the performance of such consulting services. Consultant understands that Ball shall rely upon the accuracy, competence and completeness of Consultant's services in utilizing the results of such services.

6. Unless otherwise agreed by Ball in writing, only Donovan B. Hicks shall perform the services specified for consulting services contained herein. It is understood that if one of the areas of services referenced on
     Schedule 4 is authorized, outside professional services may be necessary with Consultant to be responsible for obtaining and compensating for said services.

7. Ball shall own any concept, product or process, patentable or otherwise, furnished to Ball by Consultant, or otherwise conceived or developed by Consultant in the performance of this Agreement. Consultant agrees to do all things necessary, at Ball's request and at Ball's sole cost and expense, to obtain patents or copyrights on any processes, products or writings conceived, developed or produced by Consultant in the performance of this Agreement. All materials prepared or developed by Consultant hereunder, including without limitation documents, calculations, maps, sketches, notes, reports, data, models and samples, shall become the property of Ball when prepared, whether delivered to Ball or not, and shall be delivered to Ball upon request and, in any event, upon termination of this Agreement.

8. Consultant agrees that it shall not divulge to third parties, without the prior written consent of Ball, any information obtained from or through Ball in connection with performance of this Agreement unless (a) as shown by the written records of Consultant the information is lawfully known to the Consultant on a non-confidential basis prior to obtaining it from Ball,
     (b) the information is, at the time of disclosure by Consultant, then in the public domain through no violation of this Agreement, or (c) the information is hereafter lawfully obtained by Consultant from a third party who did not receive it directly or indirectly from Ball.

9. Consultant represents to Ball that no part of monies paid by Ball under this Agreement shall be directly or indirectly paid to or for the benefit of any employee, agent or representative of any customer of Ball for an improper purpose or to obtain a benefit.

10. This Agreement constitutes the complete understanding of the parties associated with the work to be performed by Consultant for Ball, it may only be modified by writing expressly identified as a modification of the Agreement and executed by both parties, and supersedes any and all prior oral or written communications. Any waiver by Ball of any term or condition of this Agreement shall not constitute a continuing waiver of such term or condition of this Agreement.

11. This Agreement shall be construed under the laws of the State of Colorado and Consultant submits to jurisdiction in the State of Colorado.

12. To the extent permitted by law, Consultant shall indemnify and hold harmless Ball from all costs, expenses, losses, claims and liability arising under subsections 27(e), (f), (g) and (h) of the Office of Federal Procurement Policy Act (the Act), codified at 41 U.S.C. 423, as Amended by
     Section 814 of Public Law 101-189 and Section 815 of P.L. 101-510, and titled "Procurement Integrity", as may be later amended and as implemented at Section 3.104 of Federal Acquisition Regulation (codified at Chapter 1 of Title 48 of the Code of Federal Regulations), to the extent only such costs, expenses, losses, claims and liability are caused solely or concurrently by Consultant, if Consultant is notified promptly in writing and given authority, information, and assistance, at Consultant's expense, for the defense of same with counsel of Consultant's choice. Consultant agrees to execute immediately, and re-execute at least on an annual basis, a Certificate of Procurement Integrity, attached hereto as Schedule 1.

13. The Equal Employment Opportunity provisions attached hereto as Schedule 2 are hereby incorporated herein.

14. The rates charged by Consultant herein are as favorable as those charged any other customer for similar work.

15. This Agreement may be terminated by either party for breach of a material term hereof or by either party for convenience. In the event of termination for convenience by Ball, Consultant shall be entitled to submit a final claim for expenses incurred before termination and reasonable expenses for contract closure.

16. Obligations contained in Provisions 3, 4, 7, 8, and 12 shall survive the termination or expiration of this Agreement.

17. This Agreement shall supercede any other consulting agreements between the parties and shall only be modified in writing and executed by both parties.



EXECUTED as of the date first above written.


CONSULTANT                         BALL CORPORATION
----------                         ----------------

By: /s/Donovan B. Hicks            By: /s/George A. Sissel
    -------------------                -------------------

Typed Name: Donovan B. Hicks       Typed Name: George A. Sissel
            ----------------                   ----------------

Title: Managing Partner            Title: Chairman, President & CEO
       ----------------                   -------------------------

Date: December 20, 1996            Date: December 23, 1996
      -----------------                  -----------------


                                   SCHEDULE 1
                      CERTIFICATE OF PROCUREMENT INTEGRITY


I, Donovan B. Hicks, the undersigned, certify:

        a) That  I am an independent contractual consultant to Ball Corporation.

        b) That I am familiar with, and will comply with, and will not knowingly violate, the requirements of Subsection (a) of 41 U.S.C. Section 423 as implemented in the FAR.

        c) That I will report immediately to the officer or employee of the corporate entity qualifying as a competing contractor and designate in paragraph a), which officer or employee is or was responsible for the bid or offer which, to the best of my knowledge or belief, concerns a violation or possible violation of subsection (g), (h),
           (I) and (j) of 41 U.S.C. Section 423 or Section 3.104 of the FAR, occurring on or after December 1, 1990, regarding any Federal agency procurement of property or services, during which I participated personally and substantially in the preparation of such bid or offer or of such modification.

           I further understand that the obligations of paragraph b) and c) apply if and when, as a consultant to, the entity designated below as "Name of Employing Company", I participate personally and substantially in the preparation of such bid or offer or of such modification described in paragraph c.


Signature         /s/Donovan B. Hicks
                  ---------------------------------------------------

Typed Name        Donovan B. Hicks
                  ---------------------------------------------------

Title             Managing Partner
                  ---------------------------------------------------

Name of Employing Company  Ball Corporation
                           ------------------------------------------


                                   SCHEDULE 2
                          EQUAL EMPLOYMENT OPPORTUNITY

A. Consultant is aware of, and is fully informed of, Consultant's obligations under Executive Order 11246 and, where applicable, shall comply with the requirements of such Order and all orders, rules and regulations promulgated thereunder unless exempted therefrom.

     Without limitation of the foregoing, Consultant's attention is directed to 41 CFR, Section 60-1.4, and the clause therein entitled "Equal Opportunity Clause" which, by this reference, is incorporated herein.

B. Consultant is aware of, and is fully informed of Consultant's responsibilities under Executive Order No 11701, "List of Job Openings for Veterans" and, where applicable, shall comply with the requirement of such Order, and all orders, rules and regulations promulgated thereunder unless exempted therefrom.

     Without limitation of the foregoing, Consultant's attention is directed to 41 CFR Section 60-250, et seq., and the clause therein entitled "Affirmative Action Obligations of Contractors and Subcontractors for Disabled Veterans and Veterans of the Vietnam Era" which, by this reference, is incorporated herein.

C. Consultant certifies that segregated facilities including, but not limited to, washrooms, work areas and locker rooms, are not and will not be maintained or provided for Consultant's employees on the basis of race, color, religion or national origin. Where applicable, Consultant shall obtain similar certification from any of its subcontractors, vendors or suppliers performing work under this Agreement.

D. Consultant is aware of, and is fully informed of, Consultant's responsibilities under the Rehabilitation Act of 1973 and, where applicable, shall comply with the provisions of the Act and the regulations promulgated thereunder unless exempted therefrom.

     Without limitation of the foregoing, Consultant's attention is directed to 41 CFR, Section 60-741 and the clause entitled "Affirmative Action Obligations of Contractors and Subcontractors for Handicapped Workers" which, by this reference, is incorporated herein.

                                   SCHEDULE 3
               REPRESENTATIONS, CERTIFICATIONS AND ACKNOWLEDGMENTS
                       For Ball Paid Consultants Regarding
           "Byrd Amendment Disclosure and Certification Requirements"

1. As a paid consultant under Contract to Ball Corporation, I certify that I have been provided, have read, and will comply with the disclosure (reporting) requirements set forth in Federal Acquisition Regulations (FAR) Subpart 3.8 entitled, "Limitation on the Payment of Funds to Influence Federal Transactions."

2. If I engage in any activities that are required to be disclosed by FAR Subpart 3.8, I will report such activities no less frequently than quarterly during the term of my Consultant Contract with Ball.

3. I certify that on or after December 23, 1989 I ____ have made or _____ have not made any communication to or appearance before an officer or employee of an agency, a Member of Congress, an officer of employee of Congress or an employee of a Member of Congress in connection with and with the intention, or attempt, to influence the award, extension, continuation, renewal, amendment, or modification of any Federal Contract to Ball Corporation.

    NOTE: If you marked your certification as X have made..." then complete and return an OBM Standard Form LLL, "Disclosure of Lobbying Activities" and specifically identify the amount of costs that you invoiced, and were reimbursed by Ball, for performing those reportable activities.

4. I acknowledge that these certifications are a material representation of fact upon which reliance was placed when the below identified related transaction was made or entered into.

The foregoing representations, certifications, and acknowledgments are hereby made by the undersigned.


Company Name      Cygnus Enterprise Development LLC
                  ---------------------------------
Company Address   P.O. Box 1590, Granby, CO  80446
                  ---------------------------------
Signed            /s/Donovan B. Hicks
                  ----------------------------------------------------
Print Name        Donovan B. Hicks
                  ----------------------------------------------------
Title    Managing Partner                 Date   January 9, 1997
         ------------------------------          ---------------------


Related Transaction:      (Identify RFP, Award, Amendment, Consultant Agreement,
Subcontract, etc., by number, title and date.)

                                   SCHEDULE 4
                     COMPENSATION AND PERIOD OF PERFORMANCE

4.1   Period of Performance

The period of performance shall begin on January 1, 1997, and shall continue until terminated by either Consultant or Ball.

4.2   Compensation

For consulting services as agreed upon by the parties and for services as Chairman of the Board of EarthWatch, Member of the Board of Datum and Consulting to Ball Corporation. A basic retainer of $3,500 per month (annualized equal to $42,000 per year) is proposed to cover the following levels of effort. Effort will be billed quarterly.


--------------------------------------- -------------------------------------
                 Task                             Level of Effort
--------------------------------------- -------------------------------------
1.  C of B of EarthWatch                6 board meetings per year
                                        1 day per meeting, which covers
                                        preparation
--------------------------------------- -------------------------------------
2.  Datum                               4 board meetings per year
                                        2 days per meeting, which covers
                                        preparation
--------------------------------------- -------------------------------------
3.  Ball Corp Consulting                1 day per month
--------------------------------------- -------------------------------------


Times in excess of the levels identified above must be authorized ahead of time by the Ball CFO and will be billed at $1,500 per day for activities as Chairman of the Board of EarthWatch and $1,200 per day for Datum Board membership and Ball consulting assignments.

Air travel will be at coach rates. Rental cars will be at mid-size equivalent rates. Other expenses will be invoiced on an incurred basis. Personal car travel will be invoiced at the most recent approved IRS mileage rate.

(Potential) - The Forty Year Chronicle of BATC project may be approved by Ball Corporation but has not been to date. If it is later approved, the effort will be coordinated and negotiated with activities planned in the Ball Corporation Corporate Relations Department and, through it, BATC Public Relations
Department. It is recognized that there may be a need to fund outside consultants, administrative support and effort to publish the book and that it is possible that the cost for this task could approach $100K per year and take two years to complete.

                                   SCHEDULE 5
                       BALL SUPPLIED EQUIPMENT & SERVICES

The following equipment and services are requested for the conduct of the consulting services as agreed to from time to time by the parties.


-------------------------------------- -----------------------------------
                   Item                               Description
-------------------------------------- -----------------------------------
Computer                               Off-site use of  Lap Top Computer with
                                       Docking Station, Monitor and Tape Back-up
                                       presently located in my office
-------------------------------------- -----------------------------------
Software                               Use of the latest releases of Microsoft
                                       Office
-------------------------------------- -----------------------------------
Fax Machine                            Off-site use of Hewlett Packard fax
                                       machine presently located in my office
-------------------------------------- -----------------------------------
Officing                               Office space to be made available when on
                                       assignment at corporate facilities
-------------------------------------- -----------------------------------